Exhibit 99.1
FOR IMMEDIATE RELEASE
April 13, 2010
WESTAMERICA BANCORPORATION REPORTS
FIRST QUARTER 2010 EARNINGS
San Rafael, CA: Westamerica Bancorporation (NASDAQ: WABC), parent company of Westamerica Bank, today reported net income applicable to common shareholders for the first quarter of 2010 of $24 million and diluted earnings per common share (“EPS”) of $0.80. First quarter 2010 net income represents an annualized 19 percent return on shareholders’ equity.
“Westamerica remains highly profitable. Our net interest margin rose to 5.60 percent, supported by a low 0.35 percent cost of funding our loan and investment portfolios. Operating expenses remained well contained, declining $800 thousand from the prior quarter,” said Chairman, President and CEO David Payne. “Credit quality remained stable compared to the fourth quarter 2009. Westamerica’s regulatory capital ratios are at historically high levels, providing a safe haven for our depositors,” added Payne.
First quarter 2009 EPS was $1.80 including a gain from Westamerica Bank’s acquisition of assets and assumption of liabilities of the former County Bank from the Federal Deposit Insurance Corporation (“FDIC”). First quarter 2009 results also included a refund of federal income taxes related to 2004. The acquisition gain and tax refund combined to increase EPS by $1.00.
Net interest income on a fully taxable equivalent basis was $57.0 million for the first quarter of 2010, compared to $58.9 million for the fourth quarter of 2009 and to $59.4 million for the first quarter of 2009. The decline in net interest income is due to lower levels of interest-earning assets. Weak economic conditions and deleveraging by businesses and individuals have impacted loan volumes. The first quarter 2010 net interest margin on a fully taxable equivalent basis was 5.60 percent, compared to 5.50 percent and 5.35 percent for the fourth and first quarters of 2009, respectively.
The provision for loan losses was $2.8 million for the first quarter of 2010, compared to $3.3 million for the fourth quarter of 2009, and $1.8 million for the first quarter of 2009. First quarter

3

2010 net loan losses totaled $3.5 million, or 0.66 percent (annualized) of average loans not covered by FDIC indemnification agreements. Comparable net loan loss rates were 0.88 percent and 0.42 percent, respectively, for the fourth and first quarters of 2009.
Noninterest income for the first quarter of 2010 totaled $15.5 million, compared to $15.7 million in the prior quarter. Noninterest income of $64 million in the first quarter 2009 includes a $49 million acquisition gain.
Noninterest expense for the first quarter of 2010 totaled $32.0 million, compared to $32.8 million in the prior quarter. Personnel costs rose in the first quarter 2010 compared to the prior quarter due to merit increases, higher payroll taxes and other employee benefit costs. Offsetting the rise in personnel costs were lower occupancy and equipment expenses, professional fees, and other expenses. Noninterest expense for the first quarter 2009 of $34.1 million includes higher pre-integration expense levels related to the County Bank acquisition. The efficiency ratio (operating expenses divided by net revenues on a fully taxable equivalent basis) was 44 percent in both the first quarter 2010 and fourth quarter 2009.
At March 31, 2010, Westamerica Bancorporation’s tangible common equity-to-asset ratio was 7.9 percent, Westamerica Bancorporation’s total regulatory capital ratio was 15.2 percent, and Westamerica Bank’s total regulatory capital ratio was 15.1 percent.
At March 31, 2010, the Company’s assets totaled $4.7 billion and loans outstanding totaled $3.0 billion.
Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.
Westamerica Bancorporation Web Address: www.westamerica.com
For additional information contact:
Westamerica Bancorporation
Robert A. Thorson — SVP & Chief Financial Officer
707-863-6840

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FORWARD-LOOKING INFORMATION:
The following appears in accordance with the Private Securities Litigation Reform Act of 1995:
This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.”
Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company’s control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company’s most recent annual report filed on Form 10-K with the Securities and Exchange Commission, for the year ended December 31, 2009, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company’s business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.
Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.
#######

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WESTAMERICA BANCORPORATION FINANCIAL HIGHLIGHTS March 31, 2010	Public Information April 13, 2010
1. Net Income Summary.

	(dollars in thousands except per-share amounts)
			Q1’10 /		Q1’10 /			3/31’10YTD /
	Q1’10	Q1’09	Q1’09	Q4’09	Q4’09	3/31’10YTD	3/31’09YTD	3/31’09YTD
1 Net Interest Income (Fully Taxable Equivalent)	$57,029	$59,359	-3.9%	$58,949	-3.3%	$57,029	$59,359	-3.9%
2 Provision for Loan Losses	2,800	1,800	55.6%	3,300	-15.1%	2,800	1,800	55.6%
3 Noninterest Income:
4 Gain on Acquisition	0	48,844	n/m	0	n/m	0	48,844	n/m
5 Other	15,470	15,124	2.3%	15,696	-1.4%	15,470	15,124	2.3%

6 Total Noninterest Income	15,470	63,968	n/m	15,696	-1.4%	15,470	63,968	n/m
7 Noninterest Expense	32,031	34,123	-6.1%	32,836	-2.5%	32,031	34,123	-6.1%

8 Income Before Taxes (FTE)	37,668	87,404	n/m	38,509	-2.2%	37,668	87,404	n/m
9 Income Tax Provision (FTE)	14,092	34,579	n/m	14,348	-1.8%	14,092	34,579	n/m

10 Net Income	23,576	52,825	n/m	24,161	-2.4%	23,576	52,825	n/m
11 Preferred Stock Dividends and Discount Accretion	0	578	n/m	812	n/m	0	578	n/m

12 Net Income Applicable to Common Equity	$23,576	$52,247	n/m	$23,349	1.0%	$23,576	$52,247	n/m

13 Average Common Shares Outstanding	29,228	28,876	1.2%	29,205	0.1%	29,228	28,876	1.2%
14 Diluted Average Common Shares Outstanding	29,596	29,105	1.7%	29,471	0.4%	29,596	29,105	1.7%
15 Operating Ratios:
16 Basic Earnings Per Common Share	$0.81	$1.81	n/m	$0.80	1.3%	$0.81	$1.81	n/m
17 Diluted Earnings Per Common Share	0.80	1.80	n/m	0.79	1.0%	0.80	1.80	n/m
18 Return On Assets (annualized)	1.99%	4.24%		1.85%		1.99%	4.24%
19 Return On Common Equity (annualized)	18.8%	48.0%		18.8%		18.8%	48.0%
20 Net Interest Margin (FTE) (annualized)	5.60%	5.35%		5.50%		5.60%	5.35%
21 Efficiency Ratio (FTE)	44.2%	27.7%		44.0%		44.2%	27.7%
22 Dividends Paid Per Common Share	$0.36	$0.36	0.0%	$0.35	2.9%	$0.36	$0.36	0.0%
23 Common Dividend Payout Ratio	45%	20%		44%		45%	20%
2. Net Interest Income.

	(dollars in thousands)
			Q1’10 /		Q1’10 /			3/31’10YTD /
	Q1’10	Q1’09	Q1’09	Q4’09	Q4’09	3/31’10YTD	3/31’09YTD	3/31’09YTD
1 Interest and Fee Income (FTE)	$60,563	$64,192	-5.7%	$63,250	-4.2%	$60,563	$64,192	-5.7%
2 Interest Expense	3,534	4,833	-26.9%	4,301	-17.8%	3,534	4,833	-26.9%

3 Net Interest Income (FTE)	$57,029	$59,359	-3.9%	$58,949	-3.3%	$57,029	$59,359	-3.9%

4 Average Earning Assets	$4,111,345	$4,475,371	-8.1%	$4,268,101	-3.7%	$4,111,345	$4,475,371	-8.1%
5 Average Interest-Bearing Liabilities	2,846,144	3,155,685	-9.8%	2,985,494	-4.7%	2,846,144	3,155,685	-9.8%
6 Yield on Earning Assets (FTE) (annualized)	5.95%	5.79%		5.90%		5.95%	5.79%
7 Cost of Funds (annualized)	0.35%	0.44%		0.40%		0.35%	0.44%
8 Net Interest Margin (FTE) (annualized)	5.60%	5.35%		5.50%		5.60%	5.35%
9 Interest Expense/Interest-Bearing Liabilities (annualized)	0.50%	0.62%		0.57%		0.50%	0.62%
10 Net Interest Spread (FTE) (annualized)	5.45%	5.17%		5.33%		5.45%	5.17%
3. Loans & Other Earning Assets.

	(average volume, dollars in thousands)
			Q1’10 /		Q1’10 /			3/31’10YTD /
	Q1’10	Q1’09	Q1’09	Q4’09	Q4’09	3/31’10YTD	3/31’09YTD	3/31’09YTD
1 Total Assets	$4,812,924	$4,998,964	-3.7%	$5,007,341	-3.9%	$4,812,924	$4,998,964	-3.7%
2 Total Earning Assets	4,111,345	4,475,371	-8.1%	4,268,101	-3.7%	4,111,345	4,475,371	-8.1%
3 Total Loans	2,996,628	3,135,944	-4.4%	3,124,583	-4.1%	2,996,628	3,135,944	-4.4%
4 Commercial Loans	796,249	885,232	-10.1%	848,704	-6.2%	796,249	885,232	-10.1%
5 Commercial Real Estate Loans	1,238,344	1,191,260	4.0%	1,265,086	-2.1%	1,238,344	1,191,260	4.0%
6 Consumer Loans	962,035	1,059,452	-9.2%	1,010,793	-4.8%	962,035	1,059,452	-9.2%
7 Total Investment Securities	1,114,717	1,339,427	-16.8%	1,143,518	-2.5%	1,114,717	1,339,427	-16.8%
8 Available For Sale (Market Value)	403,950	400,092	1.0%	392,229	3.0%	403,950	400,092	1.0%
9 Held To Maturity	710,767	939,335	-24.3%	751,289	-5.4%	710,767	939,335	-24.3%
10 HTM Unrealized Gain at Period-End	11,183	1,768	n/m	9,335	n/m	11,183	1,768	n/m
11 Loans / Deposits	75.8%	81.2%		76.7%		75.8%	81.2%

WESTAMERICA BANCORPORATION FINANCIAL HIGHLIGHTS March 31, 2010	Public Information April 13, 2010
4. Deposits & Other Interest-Bearing Liabilities.

	(average volume, dollars in thousands)
			Q1’10 /		Q1’10 /			3/31’10YTD /
	Q1’10	Q1’09	Q1’09	Q4’09	Q4’09	3/31’10YTD	3/31’09YTD	3/31’09YTD
1 Total Deposits	$3,955,299	$3,862,435	2.4%	$4,074,105	-2.9%	$3,955,299	$3,862,435	2.4%
2 Noninterest Demand	1,379,797	1,286,013	7.3%	1,425,867	-3.2%	1,379,797	1,286,013	7.3%
3 Interest-Bearing Transaction	663,519	667,425	-0.6%	669,519	-0.9%	663,519	667,425	-0.6%
4 Savings	965,490	877,729	10.0%	979,973	-1.5%	965,490	877,729	10.0%
5 Time greater than $100K	555,942	664,474	-16.3%	564,539	-1.5%	555,942	664,474	-16.3%
6 Time less than $100K	390,551	366,794	6.5%	434,207	-10.1%	390,551	366,794	6.5%
7 Total Short-Term Borrowings	244,158	552,645	-55.8%	310,739	-21.4%	244,158	552,645	-55.8%
8 Fed Funds Purchased	0	314,856	n/m	0	n/m	0	314,856	n/m
9 Other Short-Term Funds	244,158	237,789	2.7%	310,739	-21.4%	244,158	237,789	2.7%
10 Long-Term Debt	26,484	26,618	-0.5%	26,517	-0.1%	26,484	26,618	-0.5%
11 Shareholders’ Equity	507,406	485,054	4.6%	514,497	-1.4%	507,406	485,054	4.6%
12 Demand Deposits / Total Deposits	34.9%	33.3%		35.0%		34.9%	33.3%
13 Transaction & Savings Deposits / Total Deposits	76.1%	73.3%		75.5%		76.1%	73.3%
5. Interest Yields Earned & Rates Paid.

	(dollars in thousands)
	Q1’10			Q4’09	Q1’09
	Average	Income/	Yield */	Yield*/	Average	Income/	Yield*/
	Volume	Expense	Rate	Rate	Volume	Expense	Rate
1 Interest & Fees Income Earned
2 Total Earning Assets (FTE)	$4,111,345	$60,563	5.95%	5.90%	$4,475,371	$64,192	5.79%
3 Total Loans (FTE)	2,996,628	45,624	6.17%	6.06%	3,135,944	46,187	5.97%
4 Commercial Loans (FTE)	796,249	12,205	6.22%	5.84%	885,232	12,785	5.86%
5 Commercial Real Estate Loans	1,238,344	20,294	6.65%	6.62%	1,191,260	19,072	6.49%
6 Consumer Loans	962,035	13,125	5.53%	5.53%	1,059,452	14,330	5.49%
7 Total Investment Securities (FTE)	1,114,717	14,939	5.36%	5.44%	1,339,427	18,005	5.38%
8 Interest Expense Paid
9 Total Earning Assets	4,111,345	3,534	0.35%	0.40%	4,475,371	4,833	0.44%
10 Total Interest-Bearing Liabilities	2,846,144	3,534	0.50%	0.57%	3,155,685	4,833	0.62%
11 Total Interest-Bearing Deposits	2,575,502	2,488	0.39%	0.45%	2,576,422	3,784	0.60%
12 Interest-Bearing Transaction	663,519	217	0.13%	0.14%	667,425	205	0.12%
13 Savings	965,490	739	0.31%	0.33%	877,729	900	0.42%
14 Time less than $100K	390,551	617	0.64%	0.77%	366,794	1,452	1.61%
15 Time greater than $100K	555,942	915	0.67%	0.80%	664,474	1,227	0.75%
16 Total Short-Term Borrowings	244,158	621	1.03%	1.09%	552,645	626	0.46%
17 Fed Funds Purchased	0	0	0.00%	0.00%	314,856	151	0.19%
18 Other Short-Term Funds	244,158	621	1.03%	1.09%	237,789	475	0.81%
19 Long-Term Debt	26,484	425	6.42%	6.36%	26,618	423	6.35%
20 Net Interest Income and Margin (FTE)		$57,029	5.60%	5.50%		$59,359	5.35%

*	Annualized
6. Noninterest Income.

	(dollars in thousands except per share amounts)
			Q1’10 /		Q1’10 /			3/31’10YTD /
	Q1’10	Q1’09	Q1’09	Q4’09	Q4’09	3/31’10YTD	3/31’09YTD	3/31’09YTD
1 Service Charges on Deposit Accounts	$8,742	$8,422	3.8%	$9,376	-6.8%	$8,742	$8,422	3.8%
2 Merchant Credit Card Income	2,221	2,432	-8.7%	2,250	-1.3%	2,221	2,432	-8.7%
3 ATM Fees & Interchange	891	813	9.6%	901	-1.1%	891	813	9.6%
4 Debit Card Fees	1,174	856	37.1%	1,219	-3.8%	1,174	856	37.1%
5 Financial Services Commissions	149	154	-3.2%	163	-8.9%	149	154	-3.2%
6 Mortgage Banking Income	20	17	18.4%	14	45.1%	20	17	18.4%
7 Trust Fees	381	364	4.8%	373	2.2%	381	364	4.8%
8 Other Income	1,892	2,066	-8.4%	1,400	35.1%	1,892	2,066	-8.4%

9 Sub-total	15,470	15,124	2.3%	15,696	-1.4%	15,470	15,124	2.3%
10 Gain on Acquisition	0	48,844	n/m	0	n/m	0	48,844	n/m

11 Total Noninterest Income	$15,470	$63,968	n/m	$15,696	-1.4%	$15,470	$63,968	n/m

12 Operating Ratios:
13 Total Revenue (FTE)	$72,499	$123,327	n/m	$74,645	-2.9%	$72,499	$123,327	n/m
14 Noninterest Income / Revenue (FTE)	21.3%	51.9%		21.0%		21.3%	51.9%
15 Service Charges / Avg. Deposits (annualized)	0.90%	0.88%		0.91%		0.90%	0.88%
16 Total Revenue Per Avg. Common Share (annualized)	$10.06	$17.32	n/m	$10.14	-0.8%	$10.06	$17.32	n/m

WESTAMERICA BANCORPORATION FINANCIAL HIGHLIGHTS March 31, 2010	Public Information April 13, 2010
7. Noninterest Expense.

	(dollars in thousands)
			Q1’10 /		Q1’10 /			3/31’10YTD /
	Q1’10	Q1’09	Q1’09	Q4’09	Q4’09	3/31’10YTD	3/31’09YTD	3/31’09YTD

1 Salaries & Benefits	$15,892	$16,371	-2.9%	$15,170	4.8%	$15,892	$16,371	-2.9%
2 Occupancy	3,777	5,410	-30.2%	3,917	-3.6%	3,777	5,410	-30.2%
3 Equipment	1,051	1,222	-14.0%	1,240	-15.3%	1,051	1,222	-14.0%
4 Outsourced Data Processing	2,240	2,104	6.4%	2,260	-0.9%	2,240	2,104	6.4%
5 Courier	907	898	1.0%	927	-2.2%	907	898	1.0%
6 Postage	475	462	2.7%	540	-12.1%	475	462	2.7%
7 Telephone	389	387	0.7%	490	-20.5%	389	387	0.7%
8 Professional Fees	663	888	-25.4%	1,003	-33.9%	663	888	-25.4%
9 Stationery & Supplies	350	367	-4.5%	364	-3.8%	350	367	-4.5%
10 Loan Expense	418	994	-58.0%	342	22.0%	418	994	-58.0%
11 Operational Losses	220	195	13.0%	295	-25.2%	220	195	13.0%
12 Amortization of Identifiable Intangibles	1,598	1,685	-5.2%	1,646	-2.9%	1,598	1,685	-5.2%
13 FDIC Insurance Assessment	1,320	157	n/m	1,440	-8.3%	1,320	157	n/m
14 Other Operating	2,731	2,983	-8.5%	3,202	-14.7%	2,731	2,983	-8.5%

15 Total Noninterest Expense	$32,031	$34,123	-6.1%	$32,836	-2.5%	$32,031	$34,123	-6.1%

16 Average (Avg.) Full Time Equivalent Staff	1,032	1,144	-9.8%	1,056	-2.3%	1,032	1,144	-9.8%
17 Avg. Assets / Avg. Full Time Equivalent Staff	$4,664	$4,370	6.7%	$4,742	-1.6%	$4,664	$4,370	6.7%
18 Operating Ratios:
19 FTE Revenue / Avg. Full Time Equiv. Staff (annualized)	$285	$437	-34.8%	$280	1.8%	$285	$437	-34.8%
20 Noninterest Expense / Avg. Earning Assets (annualized)	3.16%	3.09%		3.05%		3.16%	3.09%
21 Noninterest Expense / FTE Revenues	44.2%	27.7%		44.0%		44.2%	27.7%
8. Provision for Loan Losses.

	(dollars in thousands)
			Q1’10 /		Q1’10 /			3/31’10YTD /
	Q1’10	Q1’09	Q1’09	Q4’09	Q4’09	3/31’10YTD	3/31’09YTD	3/31’09YTD

1 Average Total Loans	$2,996,628	$3,135,944	-4.4%	$3,124,583	-4.1%	$2,996,628	$3,135,944	-4.4%
2 Avg. Total Covered Loans (1)	$831,161	$761,855	9.1%	$889,101	-6.5%	$831,161	$761,855	9.1%
3 Avg. Total Non-Covered Loans	$2,165,467	$2,374,089	-8.8%	$2,235,482	-3.1%	$2,165,467	$2,374,089	-8.8%

4 Non-Covered Loans:
5 Provision for Loan Losses	$2,800	$1,800	55.6%	$3,300	-15.1%	$2,800	$1,800	55.6%
6 Gross Loan Losses	4,456	2,928	52.2%	6,533	-31.8%	4,456	2,928	52.2%
7 Net Loan Losses	3,527	2,467	43.0%	4,940	-28.6%	3,527	2,467	43.0%
8 Recoveries / Gross Loan Losses	21%	16%		24%		21%	16%
9 Net Loan Losses / Avg. Non-Covered Loans (a)	0.66%	0.42%		0.88%		0.66%	0.42%
10 Provision for Loan Losses / Avg. Non-Covered Loans (a)	0.52%	0.31%		0.59%		0.52%	0.31%
11 Provision for Loan Losses / Net Loan Losses	79.4%	73.0%		66.8%		79.4%	73.0%

(1)	Covered loans represent purchased loans on which losses are shared with the FDIC per a Loss-Sharing Agreement. Covered loans were recorded at estimated fair value at February 6, 2009, the date of purchase.

(a)	annualized

Public Information April 13, 2010
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
March 31, 2010
9. Credit Quality.

	(dollars in thousands)
			3/31/10 /		3/31/10 /
	3/31/10	3/31/09	3/31/09	12/31/09	12/31/09	9/30/09	6/30/09	12/31/08

1 Non-Covered Nonperforming Loans:
2 Nonperforming Nonaccrual Loans	$20,230	$10,943	84.9%	$19,837	2.0%	$31,352	$29,603	$8,883
3 Performing Nonaccrual Loans	57	27	n/m	25	n/m	61	26	1,143

4 Total Nonaccrual Loans	20,287	10,970	84.9%	19,862	2.1%	31,413	29,629	10,026
5 Accruing Loans 90+ Days Past Due	746	777	-4.0%	800	-6.8%	1,212	614	755

6 Total Non-Covered Nonperforming Loans	21,033	11,747	79.1%	20,662	1.8%	32,625	30,243	10,781

7 Non-Covered Repossessed Loan Collateral	14,266	4,756	n/m	12,642	12.8%	4,319	4,715	3,505

8 Total Non-Covered Nonperforming Assets	35,299	16,503	113.9%	33,304	6.0%	36,944	34,958	14,286

9 Covered Nonperforming Loans (1):
10 Nonperforming Nonaccrual Loans	52,431	34,437	52.3%	66,965	-21.7%	53,255	65,910	0
11 Performing Nonaccrual Loans	25,731	3,632	n/m	18,183	41.5%	26,277	16,901	0

12 Total Nonaccrual Loans	78,162	38,069	n/m	85,148	-8.2%	79,532	82,811	0
13 Accruing Loans 90+ Days Past Due	317	9,866	n/m	210	51.0%	935	8,622	0

14 Total Covered Nonperforming Loans (1)	78,479	47,935	63.7%	85,358	-8.1%	80,467	91,433	0

15 Covered Repossessed Loan Collateral (1)	22,305	13,391	66.6%	23,297	-4.3%	18,740	13,691	0

16 Total Covered Nonperforming Assets (1)	100,784	61,326	64.3%	108,655	-7.2%	99,207	105,124	0

17 Total Nonperforming Assets	$136,083	$77,829	74.8%	$141,959	-4.1%	$136,151	$140,082	$14,286

18 Non-Covered Classified Loans	$58,245	$41,453	40.5%	$57,241	1.8%	$66,810	$53,359	$34,028
19 Covered Classified Loans (1)	184,565	169,778	8.7%	181,516	1.7%	174,583	153,972	0

20 Total Classified Loans	$242,810	$211,231	14.9%	$238,757	1.7%	$241,393	$207,331	$34,028

21 Total Non-Covered Loans Outstanding	$2,146,580	$2,356,237	-8.9%	$2,201,088	-2.5%	$2,267,130	$2,322,005	$2,382,426
22 Total Covered Loans Outstanding (1)	809,503	1,089,071	-25.7%	855,301	-5.4%	932,656	1,031,643	0

23 Total Loans Outstanding	$2,956,083	$3,445,308	-14.2%	$3,056,389	-3.3%	$3,199,786	$3,353,648	$2,382,426

24 Total Assets	$4,745,495	$5,428,865	-12.6%	$4,975,501	-4.6%	$4,971,159	$5,193,595	$4,032,934
25 Non-Covered Loans:
26 Allowance for Loan Losses	$40,316	$43,803	-8.0%	$41,043	-1.8%	$42,683	$43,122	$44,470
27 Allowance/Non-Covered Loans	1.88%	1.86%		1.86%		1.88%	1.86%	1.87%
28 Non-Covered Nonperforming Loans/Non-Covered Loans	0.98%	0.50%		0.94%		1.44%	1.30%	0.45%
29 Non-Covered Nonperforming Assets/Total Assets	0.74%	0.30%		0.67%		0.74%	0.67%	0.35%
30 Allowance/Non-Covered Nonperforming Loans	192%	373%		199%		131%	143%	412%

31 Covered Loans (1):
32 Fair Value Discount on Covered Loans	$83,325	$149,290		$93,251		$98,738	$114,276	n/a
33 Discount/Covered Loans, gross	9.33%	12.06%		9.83%		9.57%	9.97%	n/a
34 Covered Nonperforming Assets/Total Assets	2.12%	1.13%		2.18%		2.00%	2.02%	n/a
35 Fair Value Discount on Repossessed Loan Collateral	$0	$11,178		$0		$4,389	$7	n/a
36 Discount/Covered Repossessed Loan Collateral, gross	0.00%	45.50%		0.00%		18.98%	0.05%	n/a

(1)	Covered loans and repossessed loan collateral represent purchased assets on which losses are shared with the FDIC per a Loss-Sharing Agreement. Covered assets were recorded at estimated fair value at February 6, 2009, the date of purchase.

Public Information April 13, 2010
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
March 31, 2010
10. Capital.

	(dollars in thousands, except per-share amounts)
			3/31/10 /		3/31/10 /
	3/31/10	3/31/09	3/31/09	12/31/09	12/31/09	9/30/09	6/30/09	12/31/08

1 Common Shareholders’ Equity	$519,131	$454,118	14.3%	$505,448	2.7%	$494,383	$476,620	$409,852
2 Preferred Shareholder’s Equity	0	82,550	n/m	0	n/m	41,335	82,611	0
3 Total Shareholders’ Equity	519,131	536,668	-3.3%	505,448	2.7%	535,718	559,231	409,852
4 Tier I Regulatory Capital	383,568	394,829	-2.9%	370,011	3.7%	394,283	421,048	288,859
5 Total Regulatory Capital	419,541	432,822	-3.1%	406,339	3.2%	431,913	458,182	324,455

6 Total Assets	4,745,495	5,428,865	-12.6%	4,975,501	-4.6%	4,971,159	5,193,595	4,032,934
7 Risk-Adjusted Assets	2,758,122	2,993,229	-7.9%	2,803,007	-1.6%	2,866,814	2,890,291	2,758,866

8 Total Shareholders’ Equity / Total Assets	10.94%	9.89%		10.16%		10.78%	10.77%	10.16%
9 Total Shareholders’ Equity / Total Loans	17.56%	15.58%		16.54%		16.74%	16.68%	17.20%
10 Tier I Capital /Total Assets	8.08%	7.27%		7.44%		7.93%	8.11%	7.16%
11 Tier I Capital / Risk-Adjusted Assets	13.91%	13.19%		13.20%		13.75%	14.57%	10.47%
12 Total Capital / Risk-Adjusted Assets	15.21%	14.46%		14.50%		15.07%	15.85%	11.76%
13 Tangible Common Equity Ratio	7.92%	5.52%		7.22%		6.95%	6.26%	7.01%
14 Common Shares Outstanding	29,206	28,874	1.2%	29,208	0.0%	29,207	29,214	28,880
15 Common Equity Per Share	$17.77	$15.73	13.0%	$17.31	2.7%	$16.93	$16.31	$14.19
16 Market Value Per Common Share	$57.65	$45.56	26.5%	$55.37	4.1%	$52.00	$49.61	$51.15

17 Share Repurchase Programs

	(shares in thousands)
			Q1’10 /		Q1’10 /			3/31’10YTD /
	Q1’10	Q1’09	Q1’09	Q4’09	Q4’09	3/31’10YTD	3/31’09YTD	3/31’09YTD

18 Total Shares Repurchased / Canceled	88	16	n/m	11	n/m	88	16	n/m
19 Average Repurchase Price	$54.75	$41.58	31.7%	$52.16	5.0%	$54.75	$41.58	31.7%
20 Net Shares Repurchased (Issued)	2	6	n/m	(1)	n/m	2	6	n/m

Public Information April 13, 2010
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
March 31, 2010
11. Period-End Balance Sheets.

	(unaudited, dollars in thousands)
			3/31/10 /		3/31/10 /
	3/31/10	3/31/09	3/31/09	12/31/09	12/31/09	9/30/09	6/30/09	12/31/08
1 Assets:
2 Cash and Money Market Assets	$253,571	$149,566	69.5%	$361,577	-29.9%	$180,521	$169,291	$139,224

3 Investment Securities Available For Sale	414,987	436,343	-4.9%	384,208	8.0%	391,644	407,127	288,454
4 Investment Securities Held to Maturity	690,585	918,745	-24.8%	726,935	-5.0%	780,846	830,618	949,325

5 Non-Covered Loans	2,146,580	2,356,237	-8.9%	2,201,088	-2.5%	2,267,130	2,322,005	2,382,426
6 Allowance For Loan Losses	(40,316)	(43,803)	-8.0%	(41,043)	-1.8%	(42,683)	(43,122)	(44,470)

7 Non-Covered Loans, net	2,106,264	2,312,434	-8.9%	2,160,045	-2.5%	2,224,447	2,278,883	2,337,956
8 Covered Loans, net (1)	809,503	1,089,071	-25.7%	855,301	-5.4%	932,656	1,031,643	0

9 Total Loans	2,915,767	3,401,505	-14.3%	3,015,346	-3.3%	3,157,103	3,310,526	2,337,956

10 Non-Covered Other Real Estate Owned	14,266	4,756	n/m	12,642	12.8%	4,319	4,715	3,505
11 Covered Other Real Estate Owned, net (1)	22,305	13,391	66.6%	23,297	-4.3%	18,740	13,691	0
12 Premises and Equipment	37,423	26,729	40.0%	38,098	-1.8%	38,982	26,490	27,351
13 Identifiable Intangible Assets	34,070	41,630	-18.2%	35,667	-4.5%	38,264	39,934	15,208
14 Goodwill	121,699	121,699	0.0%	121,699	0.0%	121,699	121,699	121,699
15 Interest Receivable and Other Assets	240,822	314,501	-23.4%	256,032	-5.9%	239,041	269,504	150,212

16 Total Assets	$4,745,495	$5,428,865	-12.6%	$4,975,501	-4.6%	$4,971,159	$5,193,595	$4,032,934

17 Liabilities and Shareholders’ Equity:
18 Deposits:
19 Noninterest Bearing	$1,376,760	$1,353,696	1.7%	$1,428,432	-3.6%	$1,377,215	$1,334,871	$1,158,632
20 Interest-Bearing Transaction	653,872	730,153	-10.4%	669,004	-2.3%	660,001	716,706	525,153
21 Savings	957,126	968,411	-1.2%	971,384	-1.5%	962,823	968,408	745,496
22 Time	907,271	1,204,021	-24.6%	991,388	-8.5%	1,024,587	1,137,152	665,773

23 Total Deposits	3,895,029	4,256,281	-8.5%	4,060,208	-4.1%	4,024,626	4,157,137	3,095,054

24 Short-Term Borrowed Funds	211,756	441,418	-52.0%	227,178	-6.8%	222,030	316,466	457,275
25 Federal Home Loan Bank Advances	10,306	86,772	-88.1%	85,470	-87.9%	85,904	86,338	0
25 Debt Financing and Notes Payable	26,464	26,598	-0.5%	26,497	-0.1%	26,531	26,564	26,631
26 Liability For Interest, Taxes and Other	82,809	81,128	2.1%	70,700	17.1%	76,350	47,859	44,122

27 Total Liabilities	4,226,364	4,892,197	-13.6%	4,470,053	-5.5%	4,435,441	4,634,364	3,623,082

28 Shareholders’ Equity:
29 Preferred Stock	0	82,550	n/m	0	n/m	41,335	82,611	0
30 Paid-In Capital	371,982	356,326	4.4%	368,732	0.9%	368,032	367,840	354,674
31 Accumulated Other Comprehensive Income	4,796	2,274	n/m	3,714	29.1%	6,053	1,747	1,040
32 Retained Earnings	142,353	95,518	49.0%	133,002	7.0%	120,298	107,033	54,138

33 Total Common Equity	519,131	454,118	14.3%	505,448	2.7%	494,383	476,620	409,852

34 Total Shareholders’ Equity	519,131	536,668	-3.3%	505,448	2.7%	535,718	559,231	409,852

35 Total Liabilities and Shareholders’ Equity	$4,745,495	$5,428,865	-12.6%	$4,975,501	-4.6%	$4,971,159	$5,193,595	$4,032,934

(1)	Covered loans and other real estate owned represent purchased assets on which losses are shared with the FDIC per a Loss-Sharing Agreement. Covered assets were recorded at estimated fair value at February 6, 2009, the date of purchase.

Public Information April 13, 2010
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
March 31, 2010
12. Income Statements.

	(unaudited, dollars in thousands, except per-share amounts)
			Q1’10 /		Q1’10 /			3/31’10YTD /
	Q1’10	Q1’09	Q1’09	Q4’09	Q4’09	3/31’10YTD	3/31’09YTD	3/31’09YTD
1 Interest and Fee Income:
2 Loans	$44,702	$45,095	-0.9%	$46,653	-4.2%	$44,702	$45,095	-0.9%
3 Money Market Assets and Funds Sold	1	1	n/m	0	n/m	1	1	n/m
4 Investment Securities Available For Sale	3,895	3,739	4.2%	3,996	-2.6%	3,895	3,739	4.2%
5 Investment Securities Held to Maturity	7,405	10,350	-28.4%	7,847	-5.6%	7,405	10,350	-28.4%

6 Total Interest Income	56,003	59,185	-5.4%	58,496	-4.3%	56,003	59,185	-5.4%

7 Interest Expense:
8 Transaction Deposits	217	205	5.5%	238	-9.1%	217	205	5.5%
9 Savings Deposits	739	900	-17.9%	803	-8.0%	739	900	-17.9%
10 Time Deposits	1,532	2,679	-42.8%	1,983	-22.7%	1,532	2,679	-42.8%
11 Short-Term Borrowed Funds	621	626	-0.8%	855	-27.4%	621	626	-0.8%
12 Debt Financing and Notes Payable	425	423	0.5%	422	0.7%	425	423	0.5%

13 Total Interest Expense	3,534	4,833	-26.9%	4,301	-17.8%	3,534	4,833	-26.9%

14 Net Interest Income	52,469	54,352	-3.5%	54,195	-3.2%	52,469	54,352	-3.5%

15 Provision for Loan Losses	2,800	1,800	55.6%	3,300	-15.1%	2,800	1,800	55.6%

16 Noninterest Income:
17 Service Charges on Deposit Accounts	8,742	8,422	3.8%	9,376	-6.8%	8,742	8,422	3.8%
18 Merchant Credit Card	2,221	2,432	-8.7%	2,250	-1.3%	2,221	2,432	-8.7%
19 ATM Fees & Interchange	891	813	9.6%	901	-1.1%	891	813	9.6%
20 Debit Card Fees	1,174	856	37.1%	1,219	-3.8%	1,174	856	37.1%
21 Financial Services Commissions	149	154	-3.2%	163	-8.9%	149	154	-3.2%
22 Mortgage Banking	20	17	18.4%	14	45.1%	20	17	18.4%
23 Trust Fees	381	364	4.8%	373	2.2%	381	364	4.8%
24 Gain on Acquisition	0	48,844	n/m	0	n/m	0	48,844	n/m
25 Other	1,892	2,066	-8.4%	1,400	35.1%	1,892	2,066	-8.4%

26 Total Noninterest Income	15,470	63,968	n/m	15,696	-1.4%	15,470	63,968	n/m

27 Noninterest Expense:
28 Salaries and Related Benefits	15,892	16,371	-2.9%	15,170	4.8%	15,892	16,371	-2.9%
29 Occupancy	3,777	5,410	-30.2%	3,917	-3.6%	3,777	5,410	-30.2%
30 Equipment	1,051	1,222	-14.0%	1,240	-15.3%	1,051	1,222	-14.0%
31 Outsourced Data Processing	2,240	2,104	6.4%	2,260	-0.9%	2,240	2,104	6.4%
32 Amortization of Identifiable Intangibles	1,598	1,685	-5.2%	1,646	-2.9%	1,598	1,685	-5.2%
33 Professional Fees	663	888	-25.4%	1,003	-33.9%	663	888	-25.4%
34 FDIC Insurance Assessment	1,320	157	n/m	1,440	-8.3%	1,320	157	n/m
35 Other	5,490	6,286	-12.7%	6,160	-10.9%	5,490	6,286	-12.7%

36 Total Noninterest Expense	32,031	34,123	-6.1%	32,836	-2.5%	32,031	34,123	-6.1%

37 Income Before Income Taxes	33,108	82,397	n/m	33,755	-1.9%	33,108	82,397	n/m
38 Income Tax Provision	9,532	29,572	n/m	9,594	-0.6%	9,532	29,572	n/m

39 Net Income	23,576	52,825	n/m	24,161	-2.4%	23,576	52,825	n/m
40 Preferred Stock Dividends and Discount Accretion	0	578	n/m	812	n/m	0	578	n/m

41 Net Income Applicable to Common Equity	$23,576	$52,247	n/m	$23,349	1.0%	$23,576	$52,247	n/m

42 Average Common Shares Outstanding	29,228	28,876	1.2%	29,205	0.1%	29,228	28,876	1.2%
43 Diluted Average Common Shares Outstanding	29,596	29,105	1.7%	29,471	0.4%	29,596	29,105	1.7%

44 Per Common Share Data:
45 Basic Earnings	$0.81	$1.81	n/m	$0.80	1.3%	$0.81	$1.81	n/m
46 Diluted Earnings	0.80	1.80	n/m	0.79	1.0%	0.80	1.80	n/m
47 Dividends Paid	0.36	0.36	0.0%	0.35	2.9%	0.36	0.36	0.0%